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                                                                   Exhibit 10.31

                               AMENDMENT NUMBER 6
                           TO EMPLOYMENT AGREEMENT OF
                                 JERRY D. HORN

         Amendment Number 6, dated as of November 4, 1996 to the Employment Agreement, dated as of March 24, 1989 and previously amended as of July 24, 1989, and previously amended as of July 24, 1989, August 18, 1989, December 1, 1990, August 16, 1991 and October 13, 1993 (the "Employment Agreement"), between General Nutrition, Incorporated (the "Company") and Jerry D. Horn ("Executive"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Employment Agreement.

         WHEREAS, the Compensation Committee of the Board of Directors of the Company by unanimous consent, approved an amendment of Executive's Employment Agreement.

         NOW, THEREFORE, in consideration of Executive's continued performance of his duties as an officer of the Company, the Company and Executive hereby agree that:

         1. The Employment Period is hereby extended until February 3, 2001. All references to January February 3, 1993 as amended to February 1, 1995, as further amended January 31, 1998 in the Employment Agreement, are hereby changed to references to February 3, 2001.

         2. Section 3(a) of the Employment Agreement is hereby amended to provide that Executive's base salary shall be as set forth below for the fiscal years indicated. The salary amounts are fixed and do not adjust for cost of living increases.

         Fiscal Year Ending January 31, 1998       --       $300,000
         Fiscal Year Ending February 6, 1999       --       $250,000
         Fiscal Year Ending February 5, 2000       --       $200,000
         Fiscal Year Ending February 3, 2001       --       $150,000

         3. Section 11 of the Agreement entitled "Consulting Services," is hereby deleted in its entirety.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          GENERAL NUTRITION, INCORPORATED

                                          By:
                                             ------------------------------

                                          Its:
                                              -----------------------------

                                          ---------------------------------
                                          EXECUTIVE